Heritage Financial Corporation

Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

D.A. Davidson
D.A. Davidson
14
14
Financial Services Conference
Financial Services Conference
May 2012
May 2012
Brian L. Vance, President and CEO
Jeffrey J. Deuel, Executive Vice President and COO
Donald J. Hinson, Senior Vice President and CFO
Exhibit 99.1
th
th

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The credit and concentration risks of lending activities
Changes in general economic conditions, either nationally or in our market areas
Competitive market pricing factors and interest rate risks
Market interest rate volatility
Balance sheet (for example, loans) concentrations
Fluctuations in demand for loans and other financial services in our market areas
Changes in legislative or regulatory requirements or the results of regulatory examinations
The ability to recruit and retain key management and staff
Risks associated with our ability to implement our expansion strategy and merger integration
Stability of funding sources and continued availability of borrowings
Adverse changes in the securities markets
The inability of key third-party providers to perform their obligations to us
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange
Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the
Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2012 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.
Forward Looking Statement

• Company Information • Financial Performance • Corporate Strategies 3 Overview

Company Information Company Information 4

HERITAGE FINANCIAL CORPORATION

HERITAGEBANK
the quality bank

CVB Central Valley Bank
"Large enough to serve. Small enough to care."

Bellingham
Victoria
Mount Vernon
Port Angeles
Everett
La Push
Gold Bar
Index
WENATCHEE NATL. FOR.
Azwell
OLYMPIC NATL. PARK
Kalaloch
Seattle
Port Orchard
Wenatchee
Quinault Ind. Res.
18
Shelton
Tacoma
WASHINGTON
Olympia
Ellensburg
Montesano
MOUNT RAINIER NATL. PARK
82
Yakima
GIFFORD PINCHOT NATL. FOR.
Yakama Ind. Res.
Trout Lake
Cannon Beach
St. Helens
Alderdale
Arch Cape
Hood River
The Dalles
Hillsboro
Portland
Tillamook
Oregon City
OREGON

Our Market Area 5 Financial Data as of March 31, 2012 Total assets: $1.21 billion Total assets: $167.8 million Branches: 27 Branches: 6

Company Overview
•
Providing financial services for the region since 1927
•
Commercial bank with strong ties to the communities
we serve
•
A full range of services for businesses and consumers
•
Positioned for future growth in the Seattle/Bellevue
and Vancouver/Portland markets
•
Focused on our mission of customer satisfaction,
employee empowerment, and shareholder value

Award Recognition

•
Top Places to Work
•
Washington Best Workplaces
•
The 100 Best Companies to Work For
Business Examiner – 2012 - Large Company & Appreciation Awards and
2009 Large Company & Equity Award
Puget Sound Business Journal – Gold Award 2011, Bronze Award 2010 and
Silver Award 2009
The Seattle Business Magazine – 2nd Midsized Companies for 2010

Award Recognition

Publically Traded Pacific Northwest Companies - Debt Free for 2009
Washington State Financial Services Champion of the Year
Seattle District of the US Small Business Administration for 2010 and 2009
Best Bank in the South Sound
The Olympian - Heritage Bank for years 2011, 2010 & 2008
Best of the Northwest
The Seattle Times - Top 20 Companies of the Decade for 2009
Business Excellence Award
The Greater Yakima Chamber of Commerce - Central Valley Bank in 2009
Business of the Year Award
The Greater Yakima Chamber of Commerce - Central Valley Bank in 2010

Financial Performance Financial Performance 9

Balance Sheet Growth 10 75% 80% 85% 90% 95% 100% 105% $ $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2007 2008 2009 2010 2011 Q1 2012 Loans Deposits Total Assets % Loans to Deposits

Diversified Loan Portfolio

Financial data as of March 31, 2012
CRE Owner
Occupied
23%
Consumer
5%
Residential
Real Estate
5%
Commercial
Construction
5%
Residential
Construction
3%
CRE Non-Owner
Occupied
27%
Commercial &
Industrial
32%

Credit Quality

* HFWA ratios relate to originated loan portfolios only. Regional Peer data not available for Q1’12
Regional Peer Group (12): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, PRWT, RVSB, TSBK, WBCO, WCBO
Source:  SNL Financial
0%
3%
6%
9%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
HFWA Regional Peers
NPAs/Assets (%)
0%
40%
80%
120%
160%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
Reserves/NPLs (%)
HFWA Regional Peers

Attractive Deposit Base

Financial data as of March 31, 2012
Non-Maturity Deposits / Total Deposits
CDs
27.6%
Non- Interest
Demand
20.6%
Interest
Checking
(NOW)
26.3%
Money Market
15.3%
Savings
10.2%
Total Deposits
0.46%
72.4% Cost of Interest Bearing Deposits
0.57%
Cost of Deposits
$1.1 billion

Core Deposit Growth

10%
15%
20%
25%
$-
$200
$400
$600
$800
$1,000
$1,200
2007 2008 2009 2010 2011 Q1 2012
Non-Interest Demand Deposits
NOW/Savings/MMA
Certificate of Deposit
% of Non-Interest Demand Deposits to Total Deposits

Equity Growth

$85.0
$113.1
$158.5
$202.3
$202.5
5%
10%
15%
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
2007 2008 2009 2010 2011 Q1 2012
Total Equity
Tangible Common Equity/Tangible Assets
$205.7

Earnings
Net Income Quarterly Net Income

$10.7
$6.4
$0.6
$13.4
$6.5
$-
$2
$4
$6
$8
$10
$12
$14
$16
2007 2008 2009 2010 2011
$0.8
$1.7
$1.8
$2.2
$4.2
$-
$1.0
$2.0
$3.0
$4.0
$5.0
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12

Net Interest Margin
Annual NIM
Quarterly NIM

Adjusted Net Interest Margin removes the effects of “incremental accretion income” from net interest income in the net interest margin calculation. “Incremental accretion income” represents the amount of income recorded on the acquired loans above the contractual stated interest rate of the individual loan notes. This income stems from the discount established at the time these loan portfolios were acquired and modified as a result of quarterly cash flow re-estimations.
4.0%
4.5%
5.0%
5.5%
6.0%
2007 2008 2009 2010 2011
Net
Interest
Margin
Adjusted
Net
Interest
Margin
4.0%
4.5%
5.0%
5.5%
6.0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
Net
Interest
Margin
Adjusted
Net
Interest
Margin

Operating Expenses 18 60% 65% 70% 75% $- $2 $4 $6 $8 $10 $12 $14 $16 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Salaries & Benefits Occupancy Other Efficiency Ratio

Corporate Strategies Corporate Strategies 19

Growth Initiatives
•
Organic Growth
–
Lender recruitment
–
Strategic branching
–
Develop Southwest Washington
–
Launch Wealth Management initiative
•
Targeted Acquisitions
–
Enhance Pacific Northwest footprint

Growth Initiatives
•
Lender Recruitment
–
During 2011 we hired 7 new Lenders and a
Market Executive
•
3 lenders in King County (Seattle/Bellevue/Kent)
•
2 lenders in Pierce County (Tacoma)
•
1 lender in Thurston County (Olympia)
•
1 lender in Portland, OR
•
1 Market Executive for Vancouver, WA / OR
–
Continue to recruit Lenders

Growth Initiatives
•
Originated Loan Growth
–
Increased $35 million, or 4.4%, in Q4 2011
–
Increased net loans $20.2 million, or 2.0%, in 2011
–
Increased originated loans $95.9 million, or 12.9%,
in 2011
–
Originated loan growth was flat in Q1 2012

Growth Initiatives
•
Core deposits
–
Non-maturity deposits (total deposits less CDs)
•
Increased $73.1 million, or 10.0%, during 2011
•
Non-maturity deposits increased to 71.0% of total
deposits
•
Demand deposits increased $36.4 million, or 18.7%,
during 2011
•
Demand deposits increased to 20.4% of total deposits,
as of 12/31/11
•
Trends continue in 2012

Growth Initiatives • Deposits at acquired branches reporting steady growth since acquisition – Former Cowlitz Bank branches (acquired in July 2010) increased deposits by 19.5% during 2011 24

Growth Initiatives

•
Wealth Management
–
Trust services added in Cowlitz Bank transaction
–
Wealth Management leader joined team in 2011
–
Goal to align existing Trust and Brokerage Services with
new Investment Management Services to create
integrated Wealth Management platform
–
Serve the clients on both sides of their balance sheet
with responsive credit products as well as
comprehensive asset management services
–
Relatively low capital requirements, fee income from
organic growth, and growth through acquisitions

Leverage Capital
•
FDIC Acquisitions
–
Successfully completed two FDIC acquisitions
–
Continue to consider future FDIC assisted
transactions
–
Expect very few closures in WA/OR in 2012
•
Bank Mergers and Acquisitions
–
Actively seeking M&A opportunities

Capital Management Strategies
Cash Dividends
Stock Repurchases
Announced 5% repurchase program in Q3 2011
Since inception, repurchased 210,205 shares (27%
of repurchase program at an average price of $11.68)

2011 2012
Q2 Q3 Q4 Q1 Q2
Quarterly
Dividend
$0.03 $0.05 $0.05 $0.06 $0.08
Special
Dividend
- - $0.25 - -

Conclusion Conclusion 28

Core Strategies 29 Maintain Disciplined Approach Continue Growth Initiatives Leverage Capital Manage Core Business

Investment Value
•
Strong financial performance trends
•
Well-positioned to take advantage of the right
opportunities
•
Continuing focus on building long-term
franchise value
•
Disciplined approach to acquisitions
•
Experienced management team supported by
a strong Board of Directors

Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

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